
NORTH VALLEY BANCORP AND SIX RIVERS NATIONAL BANK
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (unaudited)
YEAR ENDED DECEMBER 31, 1999
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                                    NVBANCORP AND
                                                                   NVBANCORP           SRNB         SRNB COMBINED
                                                                 -----------        -----------     -------------
INTEREST INCOME

  Loans and leases including fees                                $    17,277        $     9,841     $      27,118
  Other interest income                                                4,368              4,793             9,161
                                                                 -----------        -----------     -------------
TOTAL INTEREST INCOME                                                 21,645             14,634            36,279
                                                                 -----------        -----------     -------------

INTEREST EXPENSE
  Interest on Deposits                                                 8,234              5,418            13,652
  Other borrowings                                                                          378               378
                                                                 -----------        -----------     --------------
TOTAL INTEREST EXPENSE                                                 8,234              5,796            14,030
                                                                 -----------        -----------     -------------

NET INTEREST INCOME                                                   13,411              8,838            22,249

PROVISION FOR LOAN LOSSES                                              1,042                220             1,262
                                                                 -----------        -----------     -------------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                   12,369              8,618            20,987
                                                                 -----------        -----------     -------------

NONINTEREST INCOME
  Service charges on deposit accounts                                  2,143              1,172             3,315
  Other fees and charges                                               1,009                                1,009
  Other                                                                  585                459             1,044
                                                                 -----------        -----------     -------------
TOTAL NONINTEREST INCOME                                               3,737              1,631             5,368
                                                                 -----------        -----------     -------------

NONINTEREST EXPENSE
  Salaries and employee benefits                                       4,814              3,688             8,502
  Occupancy & furniture, fixtures and equipment                        1,316              1,226             2,542
  Merger and integration expense                                         149                184               333
  Other                                                                3,826              3,077             6,903
                                                                 -----------        -----------     -------------
TOTAL NONINTEREST EXPENSES                                            10,105              8,175            18,280
                                                                 -----------        -----------     -------------

INCOME BEFORE PROVISION FOR INCOME TAXES                               6,001              2,074             8,075

Provision for income taxes                                             1,473                858             2,331
                                                                 -----------        -----------     -------------

NET INCOME                                                       $     4,528        $     1,216             5,744
                                                                 ===========        ===========     =============

EARNINGS PER SHARE:(1)
  BASIC                                                          $      1.22        $      0.83     $        1.00
                                                                 ===========        ===========     =============
  DILUTED                                                        $      1.21        $      0.82     $        0.99
                                                                 ===========        ===========     =============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC                   3,703,000          1,468,000         5,758,000
                                                                 ===========        ===========     =============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED                 3,744,000          1,476,000         5,810,000
                                                                 ===========        ===========     =============

                                       34